Arthur J. Gallagher & Co.

April 2004

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The presentation relating to this material may contain forward-looking statements. Forward-looking statements made by or on behalf of Gallagher are subject to risks and uncertainties, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though perhaps not to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment, and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws or unfavorable interpretations of existing in income tax laws. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements.

Non-GAAP Financial Measures

Regulation G Disclosure

This presentation includes certain non-GAAP financial measures as defined under rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our investor relations web-site at www.ajg.com

Arthur J. Gallagher & Co.

World’s fourth-largest insurance brokerage and risk management services firm

Public since 1984

Market capitalization of $3.0 billion

Shares outstanding of 90.8 million

Dividend yield of 3.1%

52-week range – $23.35—$34.25

Traded NYSE as “AJG”

As of 3/31/04, unless otherwise indicated

Our Mission

We are an international Sales and Marketing company that plans and administers cost-effective, differentiated property/casualty and human resource risk management programs as brokers, consultants and third-party administrators.

Our mission is to:

Provide superior, cost-effective risk management products and services that meet the ever-changing needs of our current and prospective clients, while continuing to strive for the highest professional excellence in the delivery of those products and services.

Provide our employees with an opportunity for professional growth, personal satisfaction and financial security.

Build and maintain long-lasting, consistent, honest and profitable relationships with our insurance markets, who we recognize play a crucial role in meeting our clients` risk management needs.

Grow shareholder value by increasing our client base, dedicating ourselves to increased productivity, profitability and professionalism resulting in long-term earnings-per-share growth.

We will accomplish our mission with the kind of leadership that will ensure perpetuation of our corporate culture. We will also adhere to rigid moral and ethical standards in all of our dealings as we look to the challenges of the future with confidence in our ability to create and maintain a Gallagher Team that is the very best at what we do.

Arthur J. Gallagher & Co

Performance vs. S&P

Arthur J Gallagher & Co [AJG]

S&P 500 (SPX)

March-99

March-00

March-01

March-02

March-03

March-04

Arthur J. Gallagher & Co.

Competitors and Marketplace

COMPANY COMM/FEES U.S. / INT’L TARGET MARKET

Marsh 55% / 45% 55% / 45% Full Spectrum

Aon 65% / 35% 50% / 50% Full Spectrum

Gallagher 70% / 30% 90% / 10% Full Spectrum

Willis 70% / 30% 38% / 62% Full Spectrum

Brown 95% / 5% 100% / 0% Small/Middle

Hilb, Rogal 95% / 5% 100% / 0% Small/Middle

Percentages (per CSFB) are approximate

Arthur J. Gallagher & Co.

Summary: Why Invest?

2003 cash flow from operations of $229 M

5-year average ROE of 31% is highest in peer group

Highest dividend yield in peer group – 3.1% indicated in 2004

Arthur J. Gallagher & Co.

A Real Growth Story

1984 IPO

(Restated for stock splits) Mar 31, 2004

Stock Price $ 1.72 $ 32.57

Market Cap $57 M $3.0 B

Tangible Net Worth $23 M $395 M

Annual Dividend/Share $ .03 $ 1.00

Including Dividend Reinvestment, Compound Annual Growth Rate of 18%

Arthur J. Gallagher & Co.

Long-term Goals

$1.9—$2.2 billion in revenues within five years

15% year-over-year earnings growth

30%+ annual return on Average Stockholders’ Equity

Arthur J. Gallagher & Co.

Culture Driven Success

Sales and marketing driven

Team-oriented

Open

“Small company” feel

Client-focused

Competitive

No “C” players

Arthur J. Gallagher & Co.

2003 Employee Survey Results

78% participation

96% understand the need to grow and are committed to helping grow the Company

92% AgreeCustomer is top priority

92% “I am proud to work for this Company”

90% of men and women felt they were treated with respect by co-workers

80% felt the Company could run more efficiently

The Gallagher Culture is Alive and Strong

Arthur J. Gallagher & Co.

2003 Achievements

Record revenues of $1.3B and earnings of $146M

Total Brokerage and Risk Management revenues increased 15%

Total Brokerage and Risk Management pre-tax income increased 19%

Validated organic hiring strategy

Arthur J. Gallagher & Co.

2003 Achievements (continued)

Returned $143M in cash to stockholders

$81M of share repurchases or 2.9M shares

$62M of dividends

Paid off all corporate related debt

Increased GAAP Book Value to $619M

Maintained tangible net worth at nearly $400M

Arthur J. Gallagher & Co.

2003 Achievements (continued)

Reduced concentrations of non-liquid investments and off balance sheet items by $122M

Navigated synfuel tax credit waters

Improved transparency of financial reporting

Early Adopted

FIN 46 – Consolidation of Variable Interest Entities

SFAS 123—Accounting for Stock Based Compensation

Arthur J. Gallagher & Co.

Three Distinct Segments

2003

Revenue

Brokerage 69%

Risk Management 25%

Financial Services 6%

Pretax Earnings

Brokerage 79%

Risk Management 20%

Financial Services 1%

Revenue excludes FIN 46 impact and investment write-offs

Pretax earnings exclude investment write-offs (no impact of FIN 46)

Brokerage Segment

Gallagher

Gallagher’s largest business segment

Acts as intermediary –no underwriting risk

Niche driven

Alternative market leaders

Competition

Marsh

Aon

Willis

Top 20 distributors only control 25% of market (1)

Merger opportunities abound

(1) Business Insurance/JP Morgan

Brokerage Segment

A Strategic Consolidator

Geographic diversity; enhance or expand capabilities

Over 122 acquisitions since 1986 in this segment

Almost $460 million of 2003 revenue from acquired entities

The rules: financial health, similar culture

Gallagher is merger partner of choice

Brokerage Segment

Growth & Profits

2003 pretax margins of 19%

2003 growth in earnings per share of 24%

Note: Amounts as originally reported

Brokerage Segment

Three Primary Operations

Retail Brokerage 62% (Jim Gault)

Specialty Marketing & International 23% (Dave McGurn)

Employee Benefits 15% (Jim Durkin)

Retail Brokerage Offices

Retail Brokerage

Niches

Agribusiness

Aviation

Construction

Energy

Global Risk Management

Healthcare

Higher Education

Management Liability

Marine

Mergers & Acquisitions

Personal Insurance

Public Entity

Real Estate

General Commercial

Habitational

Hospitality

Shopping Centers

Religious/Nonprofit

Restaurant

Scholastic K-12

Transportation

Worldwide Risk Services

Wrap Ups

Retail Brokerage

High Growth & Profit Potential

Niches – number and size

Acquisitions and hiring

Alternative market

Captives

Rent-a-captives

Deductible plans

Self-insurance

Specialty Marketing & International

Offices, Joint Ventures & Alliances

Specialty Marketing & International

Capabilities

Reinsurance Brokerage

International P&C Brokerage

Programs/Program Administration

CoverageFirst.com

Wholesale Brokerage

Captives/Rent-a-Captives

Specialty Marketing & International

High Growth & Profit Potential

Reinsurance brokerage

Programs and program administration

International business

Wholesale brokerage

Employee Benefits Offices

Employee Benefits

Capabilities

Employee Benefits Brokerage/Consulting

Healthcare Data Analysis/Benchmarking

Compliance Consulting

Merger & Acquisition Analysis

Actuarial Services

Executive Benefits/ Financial Planning

Human Resource Services Retirement Plan Services

Employer Administrative Services

Business Continuation

Compensation Program Design/Analysis

Employee Benefits

High Growth & Profit Potential

Niche marketing

Cross-selling opportunities with Brokerage Services

Merger and acquisition opportunities

Assisting clients/prospects with four top priorities

Controlling health and welfare costs

Providing better retirement tools/information

Benefits communication and administration

Compliance with federal and state regulations

Risk Management Segment

Two Primary Operations

Property/Casualty Claims Management “Gallagher Bassett” 91% (Rich McKenna)

Medical Claims Management 9% (Jim Durkin)

Fee revenues are primarily generated based on number of claims.

Risk Management Segment

Growth & Profits

2003 pretax margin of 13%

2003 growth in earnings per share of 51%

Note: Amounts as originally reported

Gallagher Bassett Offices

Risk Management Segment

Capabilities

Real-time Claims Reporting

Recoveries (subrogation, salvage, etc.)

Appraisal Services

Litigation Management

Information Management

Managed Care Services

Loss Control Services

Safety Programs

Settlement Management

Education and Training

Risk Management Segment

High Growth & Profit Potential

Fortune 1000 companies

Outsourcing of insurance co. claims departments

Captives

Program business

Expanding global capabilities

Enhancements in systems/processes related to:

Electronic data storage

Security

Claims regulatory changes

Access to information via the Internet

Employer communication/plan administration

Financial Services Segment

$858 Million of Cash & Investments*

Investments Allocated to Financial Services Segment

($ 192 M)

Cash Allocated to Brokerage Segment

($ 511 M)

Cash Allocated to Risk Management Segment

($ 155 M)

* As of March 31, 2004 – Cash & investments net of related investment borrowings

Financial Services Segment

Assets at December 31, 2002 & 2003

Assets Under Management

$298

2002

$205

2003

Asset Classes 12/31/03

Tax Adv.

Asset Mgmt.

Real Estate

Other

Low Income Housing $20M

Alternative Energy $74M

Trading Securities $5M

Asset Alliance $51M

Real Estate, incl HO $24M

Bermuda Insurance $20M

VC, Airplanes & Other $11M

$            In millions

Financial Services Segment

Refocused Investing

Tax advantaged – maximize through 2007

Asset management – monetize

Real estate – optimize cash flows

Venture capital – substantially exited in 2003

Arthur J. Gallagher & Co.

Why Invest?

Arthur J. Gallagher & Co.

Revenue Growth

Gross Revenues As Originally Reported ($            M)

$606

1999

$741

2000

$910

2001

$1,101

2002

$1,304

2003

Arthur J. Gallagher & Co.

Profitable Growth

Pretax Earnings As Originally Reported ($            M)

$104

1999

$125

2000

$142

2001

$186

2002

$193

2003

Arthur J. Gallagher & Co.

Rising Productivity

Revenue Per Employee As Reported

$127,000

1999

$137,000

2000

$140,000

2001

$155,000

2002

$181,000

2003

Arthur J. Gallagher & Co.

Increasing Shareholder Value

Diluted EPS As Originally Reported – Post Split 1/18/01

$.88

1999

$1.05

2000

$1.39

2001

$1.41

2002

$1.57

2003

Arthur J. Gallagher & Co.

Earnings Before Investment Gains (Losses), Depreciation, Amortization and Stock Compensation Expense

(In millions)

$74

1999

$91

2000

$129

2001

$170

2002

$203

2003

Arthur J. Gallagher & Co.

Industry-Leading ROE

Largest Positive Tangible Net Worth in Peer Group

5-Year Average ROE

19%

Peers

5-Year Average ROE

31%

Gallagher

As of 12/31/03

Arthur J. Gallagher & Co.

Since 1990, $1.2 Billion Cash Flow from Ops

Dividends Paid

($ 354 M)

Shares Repurchased

($ 404 M)

Reinvested in Operations

($ 445 M)

Built a balance sheet with $4.35 in tangible net worth per share and no operating debt.

As of 3/31/04

Arthur J. Gallagher & Co.

Dividends Per Share

Average Annual Increase 20%

* Indicated—On January 22, 2004, Gallagher’s Board of Directors declared a $0.25 per share quarterly dividend.

Arthur J. Gallagher & Co.

Summary: Why Invest?

2003 cash flow from operations of $229 M

5-year average ROE of 31% is highest in peer group

Highest dividend yield in peer group – 3.1% indicated in 2004

Culture Driven Success

The Gallagher Way

Shared values at Gallagher are the rock foundation of the Company and our Culture. What is a Shared Value? These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to. What are some of Gallagher’s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second class citizens—everyone is important and everybody’s job is important.

6. We’re an open society.

7. Empathy for the other person is not a weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.

10. Interpersonal business relationships should be built.

11. We all need one another. We are all cogs in a wheel.

12. No department or person is an island.

13. Professional courtesy is expected.

14. Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales & Marketing. We can’t make things happen without each other.

We are a team.

16. Loyalty and respect are earned—not dictated.

17. Fear is a turn-off.

18. People skills are very important at Gallagher.

20. We run to problems—not away from them.

21. We adhere to the highest standards or moral and ethical behavior.

22. People work harder and are more effective when they’re turned on—not turned off.

23. We are a warm, close Company. This is a strength—not a weakness.

24. We must continue building a professional Company—together—as a team.

25. Shared values can be altered with circumstances—but carefully and with tact and consideration for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.